THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
Prudential Conservative Allocation Fund

Prudential Growth Allocation Fund

Prudential Moderate Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 14, 2017 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2017, the Funds’ Manager, PGIM Investments LLC (PGIM Investments), has agreed to contractually reduce its management fee rate. To reflect this change, effective as of July 1, 2017, the management fee rates appearing for PGIM Investments in Part I of the Statement of Additional Information are hereby deleted, and the following new management fee rate is substituted for each Fund:

0.10% on average daily net assets up to $5 billion;
0.08% on average daily net assets over $5 billion.

Concurrent with the changes above, PGIM Investments and Quantitative Management Associates LLC (QMA), each Fund’s subadviser, have agreed to contractually amend the subadvisory fee rate applicable to QMA. To reflect this change, effective as of July 1, 2017, the subadvisory fee rates in Part I of the Statement of Additional Information are hereby deleted, and the following new subadvisory fee rate is substituted for each Fund:

0.05% of the Fund’s average daily net assets

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